UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

TOROTEL, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-08125	44-0610086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 N. Rogers Road

Olathe, KS 66062

(Address of principal executive office)(Zip Code)

(913) 747-6111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Definitive Material Agreement.

On April 1, 2020, Torotel, Inc., a Missouri corporation (the “Company”), received formal notice from Standex International Corporation, a Delaware corporation (“Standex”), that effective immediately Standex is terminating the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Standex and Shockwave Acquisition Corporation, a Missouri corporation and a wholly-owned subsidiary of Parent, dated November 26, 2019, pursuant to Section 7.02(a) of the Merger Agreement.

Standex’s stated reason for termination was that the merger was not consummated on or before March 31, 2020. A condition of closing the transaction contemplated by the Merger Agreement was the prior written consent of Collins Aerospace (“Collins”) under the terms of the Company’s long-term supply agreement with Collins (the “LTA”). Despite the Company’s proper notice and cooperation to obtain Collins’ consent, Collins refused to provide the consent to Torotel without receiving certain concessions from Standex outside of the LTA. Standex refused to extend the Merger Agreement end date, as requested by the Company, for obtaining all conditions to closing and terminated the Merger Agreement after Collins and Standex could not agree on the terms of the consent.

Item 7.01 Regulation FD Disclosure

On April 1, 2020, the Company issued a press release announcing that Standex exercised its right to terminate the Merger Agreement. A copy of the press release is attached as Exhibit 99.1.

Forward Looking Statements

This report contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “anticipate,” “believe,” “expect,” “future,” “intend,” “plan,” and similar expressions to identify forward-looking statements. Forward-looking statements include, without limitation, the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners, and others with whom it does business, or on its operating results and businesses generally, the Company’s ability to increase income streams, to grow revenue and earnings, the uncertainty in the financial markets in the wake of the COVID-19 pandemic and the effect of the COVID-19 pandemic on the Company's business and operating results,. These statements are only predictions and are subject to certain risks, uncertainties, and assumptions, which include, but are not limited to, those identified and described in the Company’s public filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments, or otherwise, except as expressly required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOROTEL, INC.

Dated: April 2, 2020	By:	/s/ Heath C. Hancock
Heath C. Hancock
Vice President of Finance and Chief Financial Officer